Import Agency Contract

     This  Import  Agency   Contract  (this   "Contract")  is  entered  into  on
________________, ________ between the following parties:

Party A:          Clements Citrus Sales of Florida, Inc.
                  PO Box 2594
                  Stuart, Florida, USA
                  Tel:  1-561-219-0132
                  Fax:  1-561-219-3712

Party B:          Golden Wing Mau Enterprise Development Co. Ltd.
                  Room 1707, Block A
                  Carrianna Friendship Square
                  Renmin Road South
                  Shenzhen, Guangdong Province,
                  People Republic of China
                  Tel:  86-755-518-2807
                  Fax:  86-755-518-2258

     Following friendly discussions, Party A agreed to engage Party B as the Import Agent for Party A frozen concentrated fruit juices and fresh citrus fruits (hereinafter abbreviated as the "Product" or "Products") in the Peoples Republic of China (hereinafter abbreviated as "China") and the Special Administrative Region of Hong Kong of the Peoples Republic of China (hereinafter abbreviated as "Hong Kong") and Party B agreed to accept Party A engagement as Import Agent. Both Parties have voluntarily agreed to set out the terms and conditions of their import agency relationship in writing as follows:

1. Scope of the Import Agency. Party A agrees to engage Party B, on an independent contractor basis, as the Designated Import Agent to handle the importation and customs clearance of the Products in China and Hong Kong. Party A reserves the right to accept any customer orders and Party B does not have authority to accept orders on behalf of Party A.

2. Representations of Party B. Party B represents and warrants to Party A that it is duly authorized by the relevant Chinese and Hong Kong governmental entities to engage in the foreign and domestic trade of frozen concentrated fruit juice products and fresh citrus fruits, including but not limited to acting as import agent for the importation and customs clearance of the Products, invoicing and collecting payments from certain China-based customers of Party A and making US Dollar denominated electronic remittance to Party A as provided for under this Contract. Party B further represents and warrants to Party A that it is staffed and equipped to handle the importation and customs clearance of the Products throughout China and Hong Kong, including but not limited to the ports of Tianjin, Qingdao, Yantai, Xiamen, Shenzhen through Wenjindu/Yantian and Hong Kong.

3. Responsibilities of Party B as Import Agent. In consideration of Party A agreement to pay the Import Agent Fee as set out in Paragraph 4(d) of thi Contract, Party B agrees to use its best

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     efforts to ensure the prompt  importation  of the  Products  into China and
     Hong Kong. Party B responsibilities as Import Agent shall include, but are not limited to the following:

     (a) Party B shall act as the Importer of Record on import documentation that must be submitted for customs declaration for the Products' import sales into China and Hong Kong unless any Party A customer requests and has the ability to arrange for importation of its own orders;

     (b)  As directed by Party A, Party B shall:

          (i)  review  and  process  any  paperwork   necessary  to  effect  the
               importation of Product shipments into China and Hong Kong;

          (ii) arrange  for  the  necessary   customs  clearance  and  commodity
               inspection;

          (iii)arrange for the payment of any necessary taxes, customs tariffs and/or inspection charges, subject to Party B being reimbursed any actual payments of taxes, commodity inspection expenses and other reasonable out-of-pocket expenses by Party A, and Party A payment by telegraphic transfer ("T") of estimated import costs as set out in Paragraph 4(f) of this Contract; and

          (iv) "trouble-shoot" any related import problems including, but not limited to, the situations described in Paragraph 4(a) of this Contract.

          Party B does not have any responsibility or obligation to advance payments for purchases or any other expenses to Party A. Party B shall reconcile accounts with Party A and both sides shall settle any outstanding amounts owed to the other Party every Thirty (30) days;

     (c) As directed by Party A, Party B shall notify Party A customers in China and Hong Kong of the arrival of their orders at the respective destination ports and promptly notify the customers to pick up their orders after the shipments have cleared the relevant customs and inspection authorities (any local transportation and/or delivery charges, any storage costs not caused by Party B delay and any other reasonable expenses shall be paid by the customers separately and are not covered by this Contract unless Party A undertakes to bear any such costs in writing);

     (d) As directed by Party A, Party B shall arrange for the local distribution of the Products on an "as needed" basis and shall be reimbursed any reasonable out-of-pocket expenses by Party A;


     (e) As directed by Party A, Party B shall invoice certain China-based customers of Party A, collect any Party A customer product payments that are denominated in RMB, deduct the appropriate reimbursement(s) and Import Agency Fee [as defined in Paragraph 4(d) of this Contract] owed to Party B for the imports in question, convert the balance into US Dollars for electronic remittance to Party A in a timely fashion. Party B shall provide progress and accounts reports to and reconcile accounts with Party A and both sides shall settle any outstanding amounts owed to the other Party every Thirty (30) days;

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     (f)  At the  request  of Party A,  Party B shall  arrang  for the  suitable storage of any Products in any necessary bonded area(s) in China and/or Hong Kong and their subsequent entry into China and Hong Kong (Party A or the relevant customer shall be responsible for payment of any such storage costs);

     (g) Party B shall provide liaison with the relevant Chinese and Hong Kong governmental entities regulating the importation of foreign frozen concentrated fruit juices and fresh citrus fruits and advise Party A of any updates and/or revisions which may affect Party A Product sales to China and Hong Kong;

     (h) As a one time service, Party B agrees to assist Party A in obtaining official approval for the necessary imported food product/labeling registrations for Party A frozen concentrated fruit juices in China and Hong Kong. Party B further irrevocably agrees to permit Party A (at Party A's discretion) to use Party B Shenzhen/Hong Kong company name and address as the Importer on the food labels for any Product containers and/or packaging intended for the Chinese and Hong Kong markets for a period of Three (3) years from the date of this Contract or from the date of any subsequent extension;

     (i) Party B shall assist Party A to safeguard against any unfair competition that may arise relating to Product sales in China and Hong Kong as a result of the actions of a third party to the extent permissible by the relevant laws and regulations;

     (j) Party B understands that Party A Products are marketed under the CLEMENTS and CLEMENTS trademarks. Party B acknowledges that the CLEMENTS and CLEMENTS trademarks and the corresponding trade dress and advertising and product promotion material are the exclusive property of Party A. Party B shall not imitate, infringe or register or cause others to imitate, infringe or register the CLEMENTS or CLEMENTS trademark /trade dress in China or anywhere else in the world and shall assist Party A in any actions against unauthorized infringement of the CLEMENTS or CLEMENTS trademark/trade dress; and

     (k)  Party B  understands  that Party A agrees to appoint it as  Designated
          Import Agent for China and Hong Kong based on Party B's representations and warranties of its ability to fulfill all of Party B's responsibilities and obligations under this Paragraph and/or this Contract. If because of Party B's convenience or any other reason(s), Party B delegates or subcontracts out any of its responsibilities and obligations under this Paragraph and/or this Contract to a third party, Party B still has to bear full responsibility for all of its responsibilities and obligations under this Paragraph and/or this Contract.

4.   Responsibilities of Party A.

     (a) Party A is responsible for compliance with imported product specifications, quality, quantity, packaging and inspection requirements as provided for in its Product sales contracts with its customers. If Party B as Import Agent discovers during the import process any damage, discrepancy or other problems relating to the imported Products, Party B agrees to notify Party A of the relevant facts by facsimile as soon as possible and assist Party A in requesting compensation from the insurance company and/or the responsible party. Party A is also

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          obligated to make  corrections and undertake  remedial actions as soon as possible. If Party B discovers any problems or receive any Product complaints after the Products have entered China or Hong Kong, Party A agrees to provide Party B with appropriate support depending on the circumstances.

     (b) Party A agrees to promptly notify Party B if an Product shipments made to China and Hong Kong require importation documentation and customs clearance by Party B and provide Party B with any necessary product and transportation documentation. In addition, Party A shall reimburse Party B for the payment of any necessary taxes, customs tariffs, inspection charges and reasonable out-of-pocket expenses actually incurred for such shipments (as documented by Party B in a form satisfactory to Party A) either through deductions by Party B as provided for under Paragraph 3(e ) above or by direct payment to Party B;

     (c) Party A will request its Chinese and Hong Kong customers to use Party B as their respective import agent for their Product purchases from Party A. However if any Party A customer has the ability to arrange for its own importation, such a customer is not obligated to use Party B as import agent;

     (d) In consideration of Party B performance of its obligations under this Contract, Party A shall pay Party B an Import Agent Fee in the amount of Two Percent (2 %) of the gross value of Party A's goods handled by Party B as Import Agent. The gross value does not take into account any discounts or preferences given by Party A to its customers. Party A will pay Party B the Import Agent Fee within Thirty (30) Days after the date of the Bill of Lading of each shipment, unless payments have been collected and deductions have been made by Party B pursuant to Paragraph 3(e ) above. Notwithstanding the above agreement, both Parties agree that Party B is not entitled to receive an Import Agent Fee from Party A for the Product shipments which it imports for itself, its parent company(ies) and/or its subsidiaries.

     (e) Any expenses which may arise during the import process of the Products shall be borne by Party A and its customers (as may be agreed between them). Examples of such expenses include cargo pickup fees at ports/airports, transportation fees, customs declaration fees, taxes (value added taxes), customs tariffs, product inspection fees (including commodity inspection, plant material inspection and hygiene inspection), storage fees, the costs of bank wire transfers of funds to Party and any other reasonable out-of-pocket expenses. The payment of these expenses shall be made at the same time as the payment for the Import Agent Fee for the shipments in question. Notwithstanding the above agreement, both Parties agree that Party B is not entitled to receive any reimbursements for import-related expenses from Party A for the Product shipments which it imports for itself, its parent company(ies) and/or its subsidiaries;

     (f) To avoid Party B advancing funds for expenses to Party A, the Parties agree that prior to any importation of the Product shipment(s), Party B shall submit an estimate of all import costs to Party A. Within Ten
          (10) days after the date of the Bill of Lading for the Product shipment, Party A shall remit by TT to Party B a mutually agreed to amount to cover such import costs. In addition, Party A will provide Party B a Letter of Credit of Thirty Thousand US Dollars (US$30,000) which shall be drawn by Party B if and only if:

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          (i)  Party A ships to Party B without  sending the import  costs by TT
               to  Party  B  within  the  designated   time;  or

          (ii) material non-compliance by Party A of the Chinese governmental import requirements as set out in Attachment A to the CLEMENTS Brand Frozen Concentrated Fruit Juices Sales and Marketing Contract executed by the Parties on _______________ led to Party B's payment of a penalty and/or other unexpected expenditures levied by the Chinese Government. Party B shall provide Party A with reports on expenses and accounts every Thirty (30) days.

     (g) Party A guarantees that its Product shipments t be handled by Party B shall conform with the quality, quantity, packaging and size requirements as specified in the contracts between Party A and its customers regarding such shipments and as stated in the documents prepared by Party A for use in the importation process;

     (h) Party A guarantees that it is the owner of the CLEMENTS trademark and reaffirms its compliance with all relevant laws and regulations regarding the protection of intellectual property rights in China and the USA; and

     (i)  Party  A  agrees  to  indemnify  and  hold  harmless  Party  B for any responsibilities and expenses for which Party B is held liable in performance of its obligations under this Contract caused by the negligence, mistakes or breach of the Contract by Party A or a third party, provided that Party A shall not be liable for any responsibilities or expenses caused by the negligence, mistakes or breach of the Contract by Party B or any third party to which Party B delegates or subcontracts out any of its obligations under this Contract.

5.   Term of Contract.

     (a) This Contract is effective for One (1) year fro the date of the signing of the Contract (the "Initial Contract Period").

     (b) At the end of the Initial Contract Period, the Parties shall review their experience with the importation of the Products, including information on the quantity of Products successfully imported by Party B, the speed of the products clearing through customs, the amount of damaged goods, the speed of collections and remittances and the amount of expenses involved, and determine in writing whether this Contract would be renewed. If the Parties agree in writing to renew this Contract after the expiration of the Initial contract Period, the Contract shall be automatically renewed upon the expiration of each extension unless it is terminated by either Party for cause.

     (c) In addition, this Contract may be terminated either during the Initial Contract Period or any subsequent extension under any of the following circumstances:

          (i) If one Party has not performed its obligations under a material provision of the Contract even though it is capable of performing such obligations and that Party continues to not perform its obligations within Twenty One (21) days after it has received a written

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               request  from the other  Party  demanding  performance,  then the other Party may terminate this Contract by giving written notice of termination to that Party; or

          (ii) If one Party voluntarily or involuntarily goes into liquidation or bankruptcy or is unable to repay its debts owed to the other Party as such debts become due, then the other Party may terminate this Contract by giving written notice of termination to that Party.

     (d) Notwithstanding the above provisions, the permission given by Party B in Paragraph 3(h) above regarding the use of its name and address on the product label is valid for a period of Three (3) years from the date of this Contract or any extension and is irrevocable. Furthermore, any termination of this Contract for whatever reason does not affect the enforcement of any Party rights under this Contract, including, but not limited to, the right to receive payment for any amounts due.

6.  Other Provisions.

     (a) Any provision of this Contract shall not be interpreted as a partnership or joint venture relationship.

     (b) Any changes to this Contract shall be approved by mutual consent of both Parties and confirmed in writing.

     (c) This Contract shall inure to the benefit of and be binding upon the successors and assigns of the Parties hereof.

     (d) Any Party may be excused from its obligations t the other Party under this Contract when and to the extent that performance is delayed or prevented by any Force Majeure Event (for example, a war or a natural disaster but does not include financial difficulties). However the Party affected by the Force Majeure must notify the other Party in writing by facsimile that a Force Majeure Event has occurred as soon as possible. After the Force Majeure Event has passed, the Party originally affected by the Force Majeure Event shall resume performance of its responsibilities and obligations under this Contract as soon as possible.

     (e) Both Parties reaffirm that they will act in ful compliance of all applicable laws and regulations, including but not limited to the United States Foreign Corrupt Practices Act.

     (f) Both Parties agree that the subject matter and the rights and obligations set out in this Contract relate to private commercial activities. Each Party shall irrevocably waive to the fullest extent possible and shall not claim in any jurisdiction any immunity (including but not limited to "Sovereign Immunity") from any action relating to this Contract taken by one Party against the other Party.

     (g) This Contract sets forth the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.


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     (h)  This Contract has been written in both English and Chinese. In case of conflict, the English version shall govern.

     (i) Both Parties agree to resolve any dispute relating to or arising under this Contract through friendly discussions. In the event that a mutually satisfactory resolution cannot be reached within Thirty (30) days after a dispute has arisen, both Parties agree that any Party may on its own refer any dispute to arbitration. Each Party hereby irrevocably waives any rights to establish the liability of or seek compensation from the other Party to this Contract through any legal channel other than arbitration (but this waiver does not restrict a Party use of legal channels to enforce an arbitration award rendered in accordance with this Paragraph). Any arbitration shall be final and binding on both Parties and shall be conducted by a panel of three arbitrators in Hong Kong under the applicable rules of the Hong Kong International Arbitration Centre according to the plain meaning of the language of this Contract (and if necessary also according to general international commercial law principles without regard to any choice of law principles therein). Both Parties irrevocably agree that the scope of any arbitration shall be limited to determining the Parties' liability relating to any dispute and the monetary amount of actual damages (with no provision for so-called punitive damages). Both
          Parties irrevocably agree that within Thirty (30) days after an arbitration award is rendered, the losing Party to the arbitration shall pay the winning Party to the arbitration the monetary amount of actual damages set out in the arbitration award plus an additional Ten Percent (10%) as compensation. If the arbitration award determines that both Parties are liable to each other, both Parties shall settle what they owe each other within Thirty (30) days after the date of the arbitration award according to the actual damages set out in the arbitration award.

Party A:                                    Party B:
CLEMENTS CITRUS SALES                       GOLDEN WING MAU
OF FLORIDA, INC.                            ENTERPRISE DEVELOPMENT
                                            Co. LTD.

/s/ Joseph Rizzuti                          /s/ illegible
Signature/Company Seal:                     Signature/Company Seal:

Representative:                             Representative:


Date: 02/09/2001                            Date: 02/24/2001

Witnessed By:                               Witnessed By:


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